                                                                EXHIBIT 10.1


Portions of this Exhibit 10.1 have been redacted and are the subject of a confidential treatment request filed with the Secretary of the Securities and Exchange Commission.

                      NON-EXCLUSIVE CROSS LICENSE AGREEMENT


         THIS NONEXCLUSIVE CROSS LICENSE AGREEMENT (the "Agreement") among MERCK & CO., INC., a New Jersey corporation ("Merck"), Merck and Company, Incorporated, a Delaware corporation ("MACI") and OSI Pharmaceuticals, Inc. a Delaware corporation ("OSI"), is effective on the date of signature by the last of the parties to sign (the "Effective Date").

         WHEREAS, Merck and MACI are the owners of certain patents and related foreign counterparts claiming methods for identifying compounds that modulate cell surface protein activity via a transcription-based assay; and

         WHEREAS, OSI is the owner of certain patents and related foreign counterparts as described herein claiming methods of discovering compounds which modulate gene transcription using reporter gene technology and methods of determining whether chemicals are specific transcriptional modulators of gene expression; and

         WHEREAS, OSI has agreed to grant to Merck (as to the United States) and to MACI (outside the United States) a non-exclusive license for research purposes under OSI Patents (as defined below), and Merck and MACI have agreed to grant to OSI a non-exclusive license for research purposes under Merck Patents (as defined below), all on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration the receipt and sufficiency is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

1.1. "Affiliates" means (i) any corporation or business entity of which at least fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or general partnership interests are owned, controlled or held, directly or indirectly, by Merck, MACI or OSI; or (ii) any corporation or business entity which directly or indirectly, owns, controls or holds at least fifty percent (50%) of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interests, of Merck, MACI or OSI.

1.2. "Confidential Information" means all information received by a party hereto from the other party hereto pursuant to this Agreement which is deemed confidential and is designated confidential at the time the information is disclosed, subject to the exceptions set forth in Section 4.3.

1.3. "Cosmeceuticals" means compounds, or assays for discovering compounds, useful to (a) stimulation or control of hair growth, (b) prevention or reversal of wrinkling of the skin, and (c) alteration of skin or hair pigmentation.

1.4. "OSI Patents" means the U.S. patents and parent applications listed on the attached Exhibit A and any reissues, extensions, substitutions, re-registrations, re-examinations, continuations, divisionals, or continuations-in-part of such patents and patent applications, and foreign equivalents thereof.

1.5. "Merck Patents" means U.S. Patent No. 5,401,629 and any reissues, extensions, substitutions, re-registrations, re-examinations, continuations, divisionals or continuations-in-part of such patent and foreign counterparts of such patent.

1.6. "Research" means research drug discovery and development. "Research" does not include performance of testing services or other services for, or on behalf of, a third party.

1.7. "Territory" means all of the countries in the world.

                                   ARTICLE II
                                 GRANT OF RIGHTS

2.1. License Grant to OSI. Upon the terms and conditions set forth herein, (i) Merck, as to the United States, its territories and possessions, and (ii) MACI, as to the rest of the world, together granting rights as to the entire Territory, hereby grant to OSI an irrevocable, non-exclusive, royalty-free, paid-up license in the Territory to practice under Merck Patents including without limitation the right to make, have made and use all inventions claimed in Merck Patents for Research purposes and to perform all Research activities which activities would, but for the license granted herein, infringe Merck Patents. OSI may sublicense its rights under this Section 2.1 to (i) OSI's Affiliates and (ii) OSI's agents and third party collaborators solely for the purpose and to the extent necessary to enable such agents and third parties to conduct Research for, or on behalf of, OSI or its Affiliates.

2.2. License Grant to Merck and MACI. Upon the terms and conditions set forth herein, OSI hereby grants to Merck (as to the United States, its territories and possessions) and to MACI (as to the rest of the world), an irrevocable, non-exclusive, royalty-free, paid-up license in the Territory to practice under OSI Parents including without limitation the right to make, have made and use all inventions claimed in OSI Patents for Research purposes and to perform all Research activities which activities would, but for the license granted herein, infringe OSI Patents; provided, however, that prior to April 24, 2002 such license shall not include Research in the field of Cosmeceuticals. Commencing on April 24,2002 (or on such earlier date if the field of Cosmeceuticals ceases to the subject of an exclusive license granted by OSI to a third party) the scope of the license shall automatically be expanded to include Cosmeceuticals. Merck and MACI may further sublicense their rights under this Section 2.2 to (i) Merck's Affiliates and (ii) Merck's agents and third party collaborators solely for the purpose and to the extent necessary to enable such agents and third parties to conduct Research for, or on behalf of, Merck or MACI or their Affiliates.

2.3. No Implied Licenses. Except as specifically set forth herein, no license or right is granted, by implication or otherwise, under any patent, patent application or other intellectual property right owned or controlled by Merck, MACI or OSI. During the term of this Agreement, and at all times after its termination or expiration, Merck and MACI shall retain all rights, without any restriction, to practice under the Merck Patents. During the term of this Agreement, and at all times after its termination or expiration, OSI shall retain all rights to practice under the OSI Patents.

2.4. No Additional Obligations. Neither Merck nor MACI shall have any obligation to transfer any know-how, materials, technology or information to OSI or to perform any research, manufacturing or other services under, or in connection with, this Agreement. OSI shall have no obligation to transfer any know-how, materials, technology or information to Merck or MACI, or to perform any research, manufacturing or other services under, or in connection with, this Agreement.

2.5. Release and Covenant Not to Sue.

     (a) If and to the extent that Merck and/or MACI and/or any of their respective Affiliates have practiced or used in any country of the world any invention claimed under OSI Patents following issuance of any patent included within OSI Patents in any such country prior to the Effective Date of this Agreement, OSI, on behalf of itself and its Affiliates, hereby releases, waives and discharges all claims, rights, and causes of action of any nature whatsoever that it or its Affiliates may have against Merck and any of its Affiliates with respect to any such infringement or other misuse of the OSI Patents prior to the Effective Date.

     (b) If and to the extent that OSI and/or any of its Affiliates have practiced or used in any country of the world any invention claimed under Merck Patents following issuance of any patent included within Merck Patents in any such country prior to the Effective Date of this Agreement, Merck. on behalf of itself and its Affiliates, hereby releases, waives and discharges all claims, rights, and causes of action of any nature whatsoever that it or its Affiliates may have against OSI and any of its Affiliates with respect to any such infringement or other misuse of the Merck Patents prior to the Effective Date.

                                  ARTICLE III
                             PATENTS AND INVENTIONS

3.1.     Merck Patents.

     (a) Merck and MACI shall be solely responsible for the prosecution and maintenance of the Merck Patents, and Merck and MACI may cease prosecution and maintenance of any or all of such Merck Patents at any time without obligation to OSI. Merck and MACI shall have the sole right (but not obligation) to bring and control, at their own expense, any infringement action against any person or entity infringing the Merck Patents, and any recovery realized as a result of such action shall belong to Merck and/or MACI.

     (b)  * *


3.2. OSI Patents. OSI shall be solely responsible for the prosecution and maintenance of the OSI Patents, and OSI may cease prosecution and maintenance of any or all of such OSI Patents at any time without obligation to Merck or MACI. OSI shall have the sole right (but not the obligation) to bring and control, at its own expense, any infringement action against any person or entity infringing the OSI Patents, and any recovery realized as a result of such action shall belong to OSI.

3.3. Inventions. OSI shall own any and all inventions resulting from its exercise of its rights under Section 2.1 hereof. Merck and/or MACI shall own any and all inventions resulting from the exercise of their respective rights under Section 2.2 hereof.

                                   ARTICLE IV
                           PUBLICATIONS AND PUBLICITY

4.1. Publications. Each party shall be entitled to publish the results of its Research performed while exercising the rights granted hereunder without restriction and without obligation to provide a copy of any such publication to any other party for review and/or approval.


4.2. Publicity. No public announcements or similar publicity with respect to this Agreement, the existence of or the terms hereof or the transaction contemplated herein, including the fact that the parties hereto have entered into this Agreement, shall be made or shall take place unless mutually agreed upon in writing by the parties; provided, however, that nothing herein shall prevent a party from, upon reasonable prior notice to and opportunity to revise by the other parties, making such public announcements as such party's legal obligations require.

-----------------------
**  This portion has been redacted pursuant to a confidential treatment request

4.3. Confidentiality. Except as expressly provided herein, the parties hereto agree that the receiving party shall keep confidential and shall not publish or otherwise disclose to any third party and shall not use for any purpose other than to perform the activities contemplated by this Agreement any Confidential Information furnished to it by the disclosing party pursuant to this Agreement, except to the extent that it can be established by the receiving party by competent proof that such Confidential Information (a) was already known to the receiving party, other than under an obligation of confidentiality, at the tune of disclosure; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving parry;
     (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; (d) was lawfully disclosed to the receiving party by a third party, provided that such third party is not under a confidentiality obligation to the disclosing party; (e) was independently developed by the receiving party;
     (I) is required to be disclosed by a party (i) to any governmental or other regulatory agency, including, without limitation, the U.S. Food and Drug Administration, as necessary to file or prosecute patent applications, or to obtain approval to conduct clinical investigations or to market products to the extent necessary to obtain such authorization, or (ii)to its permitted sublicensees in order to practice under the sublicense granted thereto, provided that such sublicensees agree to be bound by equivalent confidentiality obligations as are contained in this Agreement; or (g) is required to be disclosed by either party to comply with applicable law, governmental regulation or court order, provided that if a party is required to make any such disclosure of the other party's Confidential Information, it will give reasonable advance notice to the latter party of such disclosure and will use reasonable efforts to secure confidential treatment of such information prior to this disclosure (whether through protective orders or otherwise).

                                   ARTICLE V
                         WARRANTIES AND INDEMNIFICATION

5.1. Representations and Warranties. Each of Merck, MACI and OSI hereby represents and warrants that it has the right, power and authority to enter into this Agreement and to grant the license rights set forth herein. Neither Merck nor MACI makes any representation or warranty regarding the scope, validity or enforceability of Merck Patents. OSI makes no representation or warranty regarding the scope, validity or enforceability of OSI Patents. None of Merck, MACI or OSI makes any warranty or representation that the exercise by the other party of the rights granted hereunder will not infringe patents or other intellectual property rights owned by third parties. Neither Merck nor MACI shall have liability to OSI or to any third party arising from the infringement by OSI of any patent or other intellectual property right owned by a third party in the course of OSI's exercise of its rights granted hereunder. OSI shall have no liability to Merck or to MACI or to any third party arising from the infringement by Merck of any patent or other intellectual property right owned by a third party in the course of Merck's and MACI's exercise of their respective rights granted hereunder.

5.2. Disclaimer. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, NONE OF MERCK, MACI OR OSI MAKES ANY REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OF ANY ASSAY, ANIMAL, PRODUCT OR PROCESS COVERED IN THE CLAIMS OF MERCK PATENTS OR OSI PATENTS.

5.3. OSI Indemnity. OSI agrees to indemnify and hold Merck and MACI and their Affiliates, employees, directors, agents, and consultants harmless from and against all liability, claims, damages, expenses (including reasonable attorneys' fees), and losses, including but not limited to death, personal injury, illness, or property damage arising from the exercise by OSI or its permitted sublicensees of any rights granted to OSI hereunder, or the making, use or sale by OSI or its permitted sublicensees of any products or processes developed through the exercise of the rights panted to OSI hereunder, except to the extent that such liability, claims, damages, expenses and losses arise directly from (i) infringement of third party intellectual property rights by Merck or MACI or (ii) the gross negligence or willful misconduct of Merck or MACI.

5.4. Merck Indemnity. Merck and MACI agree to indemnify and hold OSI and its Affiliates, employees, directors, agents, and consultants harmless from and against all liability, claims, damages, expenses (including reasonable attorneys' fees), and losses, including but not limited to death, personal injury, illness, or property damage arising from the exercise by Merck or MACI or their permitted sublicensees of any rights granted to Merck or MACI hereunder, or the making, use or sale by Merck or MACI or their permitted sublicensees of any products or processes developed through the exercise of the rights granted to Merck and to MACI hereunder, except to the extent that such liability, claims, damages, expenses and losses arise directly from (i) infringement of third party intellectual property rights by OSI or
     (ii) the gross negligence or willful misconduct of OSI.

                                   ARTICLE VI
                         TERM, TERMINATION AND SURVIVAL

6.1. Term. The term of this Agreement shall commence on the Effective Date and shall continue, unless earlier terminated in accordance with the terms of this Agreement, until the expiration of the last to expire of the Merck Patents and the OSI Patents.

6.2. Termination by One Party. Each of Merck, MACI and OSI may, at any time, terminate the rights granted to it hereunder by notice to the other parties, but any such termination shall not terminate the rights granted to the other parties hereunder.

6.3. Termination for Breach or Bankruptcy. This Agreement may be terminated by Merck, MACI or OSI upon sixty (60) days' written notice to the other party
     (i) upon or after the breath of any material term of this Agreement by the other party if such breach has not been cured within the sixty (60) day period following written notice of termination or (ii) upon the bankruptcy, insolvency, dissolution or winding up of the other party (other than dissolution or winding up for the purposes of reconstruction or amalgamation).

6.4. Rights Upon Termination for Breach. Upon termination of this Agreement by a party under Section 6.3 due to the reasons set forth in 6.3(i), all rights granted hereunder to the breaching party shall terminate and the license granted to the non-breaching party under Article II hereof shall be a fully-paid up, perpetual license.

6.5. Rights Upon Termination for Bankruptcy. In the event this Agreement is terminated due to the rejection of this Agreement by a party under Section 365 of the United States Bankruptcy Code (the "Code") all licenses and rights to licenses granted under or pursuant to this Agreement by the rejecting party to the other party are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Code, licenses of rights to "intellectual property" as defined under
     Section 101 (35A) of the Code. The parties agree that the non-rejecting party, as licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Code. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a party under the Code, the other party shall be entitled to receive a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property upon written request therefore by such non-bankrupt party. Such intellectual property and all embodiments thereof shall be promptly delivered to the non-bankrupt party (i) upon any such commencement of a bankruptcy proceeding upon written request therefore by the non-bankrupt parry, unless the party in bankruptcy elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of the bankrupt party in the event of written request therefore by the other party. The foregoing is without prejudice to any rights the non-bankrupt party may have arising under the Code or other applicable law.

          6.6. Survival. Termination or expiration of this Agreement shall not relieve the parties of any rights or obligations accruing prior to such termination or expiration. The terms and conditions of Section 2.3, Section 2.4, 2.5, Article III, Article IV, Article V and Section 7.5 shall survive the expiration or any earlier termination of this Agreement.

                                  ARTICLE VII
                               GENERAL PROVISIONS

7.1. Force Majeure. No party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of the Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected parry including, but not limited to, fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omission or delays in acting by any governmental authority or the other party.

7.2. Binding Effect; Assignment. This Agreement shall be binding upon the parties' respective successors and permitted assigns. This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligation hereunder be assigned or transferred, by any of the parties without the consent of the other party; provided, however, that a party may, without such consent (a) assign the Agreement and its rights and obligations hereunder to an Affiliate or (b) assign its rights and obligations under this Agreement to any other party to whom it sells, transfers or assigns all or substantially all of the assets related to its Research or business. Any permitted assignee shall assume all the rights and obligations of its assignor under the Agreement.

7.3. Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the parties. The parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

7.4. Notices. Notices under this Agreement shall be in writing and sufficient if delivered personally, sent by fax (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                  If to OSI, to:

                  OSI Pharmaceuticals, Inc.
                  106 Charles Lindbergh Blvd.
                  Uniondale, NY 11553
                  Attn:    Chief Executive Officer
                  Fax:     516-745-6429

                  With a copy to:

                  Squadron, Ellenoff, Plesent and Sheinfeld, LLP
                  551 5th Avenue
                  New York,  NY 10176
                  Attn:    Barbara A. Wood, Esq.
                  Fax:     212-697-6686

                  If to Merck, to:

                  Merck & Co., Inc.
                  One Merck Drive
                  P.O. Box 100
                  Whitehouse Station, NJ 08889-0100
                  Attention: Office of the Secretary
                  Fax:     908-735-1246

                  With a copy to:

                  Attention: Office of Assistant General Counsel,
                  Licensing/MRL
                  Fax:     908-735-1226

                  If to Merck and Company, Incorporated to:

                  Merck and Company, Incorporated
                  The Delaware Trust Bldg., Suite 1269
                  902 North Market Street
                  Wilmington, Delaware 19801

                  With a copy to:

                  Merck & Co., Inc. at the address set forth above

         or to such other address as the party to whom notice is to be given may have furnished to the other parties in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if personally delivered or sent by fax on a business day, on the business day after dispatch if sent by nationally-recognized overnight courier and on the third business day following the date of mailing if sent by registered or certified mail.

7.5. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey and the patent laws of the United States without reference to any rules of conflict of laws.

7.6. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the Merck Patents and the OSI Patents. All express or implied agreements and understandings with respect to the Merck Patents and the OSI Patents, either oral or written, are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the parties hereto.

7.7. Headings. The captions to the several Articles and Sections hereof are not a part of the Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

7.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

MERCK & CO., INC.                           OSI PHARMACEUTICALS, INC.

BY: /s/ROGER M. PERLMUTTER                  BY: /s/GEOFFREY COOPER
    -------------------------                     --------------------

Name: Dr. Roger M. Perlmutter               Name: Geoffrey Cooper
      -----------------------                     --------------------
Title: Ex. V.P., WW Basic Res. and          Title: Vice President, Business
        Preclinical Dev.                            Business Development
Date: 6/8/00                                        May 17th, 2000


MERCK AND COMPANY, INCORPORATED

BY: /s/JUDY C. LEWENT
    ----------------------
Name: Judy C. Lewent
      --------------------

Title: Vice President - Finance

                                    EXHIBIT A

                              OSI LICENSED PATENTS


--------------------------------------------------------------------------------
 COUNTRY      APPLICATION NO.    FILING DATE    PATENT NO.      ISSUE DATE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US          08/458,691         6/02/95      5,776,502        7/07/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US          08/267,834         6/28/94      5,665,543        9/09/97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US          07/832,905         2/07/92      5,580,722        12/3/96
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           26134C3A          7/18/96       allowed         11/2/99
                                                5,976,793
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           26134C3B          l/06/97      5,863,733        1/26/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           26134C3C          1/06/97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US            26134HA          8/15/96      5,846,720        12/8/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US            26134H2          6/05/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           26134122          3/25/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US            26134G1          6/07/94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           26134G1Z          6/05/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           2613412Y          6/05/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    US           26134C3AA         7/28/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   EPO          90911558.6         7/18/90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Japan          02-511061         7/18/90       4506902
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Canada        2,063,822-2        7/18/90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 S. Korea       700119/1992        7/18/90       allowed
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Australia         660405           7/18/90        660405         10/16/95
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Australia          61400           7/18/90        61400
--------------------------------------------------------------------------------